                                                                    EXHIBIT 99.1


                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 1999-H

      INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding home improvement loan contracts transferred to the trust formed in November 1999, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated November 17, 1999, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on December 28, 1999 and February 8, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated November 17, 1999.

  The tables below show additional characteristics of the fixed rate loans.

              Geographical Distribution of Mortgaged Properties--
                           Initial Fixed Rate Loans

                                                                             % of
                                          % of                             Fixed Rate
                                        Fixed Rate-                         Loans by
                                          Loans       Aggregate Principal  Outstanding
                          Number of    by Number of         Balance         Principal
                         Loans as of     Loans as      Outstanding as of  Balance as of
                         Cut-off Date of Cut-off Date    Cut-off Date     Cut-off Date
                         ------------ --------------- ------------------- -------------
Alabama.................      263           2.58%       $ 15,127,094.41        2.52%
Arizona.................      225           2.21          10,523,655.16        1.75
Arkansas................      125           1.23           7,103,214.64        1.18
California..............      741           7.27          55,944,526.55        9.32
Colorado................      266           2.61          15,819,750.44        2.64
Connecticut.............      155           1.52           9,675,734.72        1.61
Delaware................       55           0.54           4,229,643.06        0.70
District of Columbia....       20           0.20           1,415,432.72        0.24
Florida.................      564           5.53          35,375,679.62        5.90
Georgia.................      289           2.83          19,874,057.30        3.31
Idaho...................       21           0.21             878,809.50        0.15
Illinois................      474           4.65          25,513,940.70        4.25
Indiana.................      277           2.72          13,292,268.21        2.22
Iowa....................      165           1.62           8,326,290.25        1.39
Kansas..................      167           1.64           7,484,601.33        1.25
Kentucky................      133           1.30           7,813,544.52        1.30
Louisiana...............      257           2.52          13,701,247.72        2.28
Maine...................       15           0.15             941,254.26        0.16
Maryland................      183           1.79          11,481,354.75        1.91
Massachusetts...........      120           1.18           7,963,139.06        1.33
Michigan................      545           5.34          34,243,547.94        5.71
Minnesota...............      152           1.49           8,160,701.55        1.36
Mississippi.............      107           1.05           5,452,152.47        0.91
Missouri................      312           3.06          15,855,575.19        2.64
Montana.................       21           0.21           1,287,278.79        0.21
Nebraska................      127           1.25           7,410,842.62        1.24
Nevada..................       95           0.93           5,200,454.36        0.87
New Hampshire...........       27           0.26           1,925,120.79        0.32
New Jersey..............      146           1.43          11,827,372.38        1.97
New Mexico..............       53           0.52           3,950,249.81        0.66
New York................      461           4.52          27,896,937.19        4.65
North Carolina..........      334           3.28          19,469,102.42        3.24
North Dakota............       22           0.22           1,069,004.43        0.18
Ohio....................      645           6.32          36,357,758.13        6.06
Oklahoma................       89           0.87           4,580,925.85        0.76
Oregon..................       48           0.47           3,175,055.01        0.53
Pennsylvania............      441           4.32          22,505,644.45        3.75
Rhode Island............       40           0.39           2,037,008.77        0.34
South Carolina..........      257           2.52          16,287,731.26        2.71
South Dakota............       28           0.27           1,555,963.29        0.26
Tennessee...............      245           2.40          16,251,606.83        2.71
Texas...................      648           6.35          28,768,530.61        4.79
Utah....................       97           0.95           5,950,305.22        0.99
Vermont.................        9           0.09             656,532.02        0.11
Virginia................      314           3.08          17,646,671.75        2.94
Washington..............      199           1.95          15,207,157.00        2.53
West Virginia...........       51           0.50           2,522,431.91        0.42
Wisconsin...............      121           1.19           6,805,405.71        1.13
Wyoming.................       49           0.48           3,457,622.56        0.58
                           ------         ------        ---------------      ------
Total...................   10,198         100.00%       $599,999,929.23      100.00%
                           ======         ======        ===============      ======

                     Years of Origination--Fixed Rate Loans

                                                                  % of
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1991......................       1      $     17,321.75               *%
1993......................       1             4,789.71               *
1994......................       3            83,880.06            0.01
1995......................      35         1,456,070.15            0.24
1996......................     113         4,836,217.81            0.81
1997......................     220        11,018,503.39            1.84
1998......................      70         4,200,536.99            0.70
1999......................   9,755       578,382,609.37           96.40
                            ------      ---------------          ------
    Total.................  10,198      $599,999,929.23          100.00%
                            ======      ===============          ======

----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the fixed rate loans as of the cut-off date.

             Distribution of Original Loan Amounts--Fixed Rate Loans

                                                                 % of
                          Number of                       Fixed Rate Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
Less than $ 10,000.......      18      $    146,553.27            0.02%
$ 10,000 to $ 19,999.....   1,607        23,406,454.47            3.90
$ 20,000 to $ 29,999.....   1,583        38,642,665.77            6.44
$ 30,000 to $ 39,999.....   1,206        41,485,366.49            6.91
$ 40,000 to $ 49,999.....   1,049        46,400,351.92            7.73
$ 50,000 to $ 59,999.....     868        47,142,007.06            7.86
$ 60,000 to $ 69,999.....     768        49,454,841.53            8.24
$ 70,000 to $ 79,999.....     667        49,547,827.41            8.26
$ 80,000 to $ 89,999.....     500        42,021,549.23            7.00
$ 90,000 to $ 99,999.....     394        37,162,379.32            6.19
$100,000 to $109,999.....     322        33,728,656.14            5.62
$110,000 to $119,999.....     246        28,149,827.97            4.69
$120,000 to $129,999.....     195        24,149,946.24            4.02
$130,000 to $139,999.....     143        19,195,948.52            3.20
$140,000 to $149,999.....     132        19,013,595.94            3.17
$150,000 to $159,999.....      94        14,449,633.39            2.41
$160,000 to $169,999.....      79        12,923,374.75            2.15
$170,000 to $179,999.....      44         7,652,492.44            1.28
$180,000 to $189,999.....      42         7,732,959.94            1.29
$190,000 to $199,999.....      47         9,136,559.04            1.52
$200,000 to $209,999.....      38         7,749,029.35            1.29
$210,000 to $219,999.....      27         5,779,642.27            0.96
$220,000 to $229,999.....      22         4,934,875.15            0.82
$230,000 to $239,999.....      23         5,407,167.61            0.90
$240,000 to $249,999.....      14         3,410,615.23            0.57
$250,000 to $259,999.....      14         3,544,351.78            0.59
$260,000 to $269,999.....       6         1,574,700.00            0.26
$270,000 to $279,999.....       4         1,085,000.00            0.18
$280,000 to $289,999.....       5         1,424,300.00            0.24
$290,000 to $299,999.....       4         1,180,048.63            0.20
Over   $299,999..........      37        12,367,208.37            2.06
                           ------      ---------------          ------
    Total................  10,198      $599,999,929.23          100.00%
                           ======      ===============          ======

                          Loan Rates--Fixed Rate Loans

                             Number of                             % of
                               Loans                        Fixed Rate Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
    Range of Loan Rates      off Date  as of Cut-off Date      Cut-off Date
    -------------------      --------- ------------------- ---------------------
6.50% to  7.00%.............       1     $     71,000.00            0.01%
7.01% to  8.00%.............      20        2,016,993.43            0.34
8.01% to  9.00%.............      94        9,053,125.63            1.51
9.01% to 10.00%.............     492       51,968,327.52            8.66
10.01% to 11.00%............   1,126      102,765,710.76           17.13
11.01% to 12.00%............   1,892      152,160,196.32           25.36
12.01% to 13.00%............   1,954      120,940,962.75           20.16
13.01% to 14.00%............   2,021       78,754,981.79           13.13
14.01% to 15.00%............   1,544       51,601,793.40            8.60
15.01% to 16.00%............     565       18,439,097.45            3.07
16.01% to 17.00%............     259        7,120,075.72            1.19
17.01% to 18.00%............     131        3,057,852.97            0.51
18.01% to 19.00%............      75        1,670,469.63            0.28
19.01% to 20.00%............      22          338,841.86            0.06
Greater than 20.00%.........       2           40,500.00            0.01
                              ------     ---------------          ------
    Total...................  10,198     $599,999,929.23          100.00%
                              ======     ===============          ======

                 Remaining Months to Maturity--Fixed Rate Loans

                                                                 % of
                           Number of                       Fixed Rate Loans by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    as of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
1 to 30...................      16      $    251,790.87            0.04%
31 to 60..................     152         3,436,387.86            0.57
61 to 90..................     131         3,778,963.40            0.63
91 to 120.................     724        20,603,868.59            3.43
121 to 150................     122         5,649,286.61            0.94
151 to 180................   3,079       170,273.077.74           28.38
181 to 210................      56         3,043,170.37            0.51
211 to 240................   3,607       210,648,971.94           35.11
241 to 270................       3           322,135.04            0.05
271 to 300................   1,277        84,008,318.93           14.00
301 to 330................      10           749,267.20            0.12
331 to 360................   1,021        97,234,690.68           16.21
                            ------      ---------------          ------
    Total.................  10,198      $599,999,929.23          100.00%
                            ======      ===============          ======

                         Lien Position--Fixed Rate Loans

                                                                 % of
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
         Position           off Date  as of Cut-off Date      Cut-off Date
         --------          ---------- ------------------- ---------------------
First.....................   5,906      $471,239,320.81           78.54%
Second....................   4,206       126,823,272.67           21.14
Third.....................      86         1,937,335.75            0.32
                            ------      ---------------          ------
    Total.................  10,198      $599,999,929.23          100.00%
                            ======      ===============          ======

                 Combined Loan-to-Value Ratio--Fixed Rate Loans

                                                                      % of
                                                                 Fixed Rate Loans
                                Number of   Aggregate Principal   by Outstanding
                               Loans as of  Balance Outstanding Principal Balance
Combined Loan-to-Value Ratio   Cut-off Date as of Cut-off Date  as of Cut-off Date
----------------------------   ------------ ------------------- ------------------
Less than    10.00%...........        3      $      54,000.00           0.01%
 10.00% to  20.00%............       27            522,887.19           0.09
 20.01% to  30.00%............       52          1,574,706.38           0.26
 30.01% to  40.00%............       88          2,960,460.28           0.49
 40.01% to  50.00%............      108          4,015,535.26           0.67
 50.01% to  60.00%............      187          8,005,438.45           1.33
 60.01% to  70.00%............      378         16,959,293 14           2.83
 70.01% to  80.00%............    1,234         63,326,782.47          10.55
 80.01% to  90.00%............    2,621        156,619,649.78          26.10
 90.01% to 100.00%............    5,500        345,961,176.28          57.66
                                 ------       ---------------         ------
    Total.....................   10,198       $599,999,929.23         100.00%
                                 ======       ===============         ======

  The tables below show additional characteristics of the group I adjustable rate loans.

              Geographical Distribution of Mortgaged Properties--
                          Group I Adjustable Rate Loans

                                                 % of                                    % of
                                                Group I                                 Group I
                                            Adjustable Rate Aggregate Principal  Adjustable Rate Loans
                                            Loans by Number       Balance       by Outstanding Principal
                          Number of Loans     of Loans as    Outstanding as of       Balance as of
                         as of Cut-off Date of Cut-off Date    Cut-off Date           Cut-off Date
                         ------------------ --------------- ------------------- ------------------------
Alabama.................          71              2.86%       $  6,558,500.74              2.49%
Arizona.................          59              2.37           6,776,855.43              2.58
Arkansas................           3              0.12             163,294.83              0.06
California..............         129              5.19          19,005,324.83              7.23
Colorado................         118              4.75          14,596,208.53              5.55
Connecticut.............          15              0.60           1,731,065.12              0.66
Delaware................           1              0.04             135,729.04              0.05
District Of Columbia....          13              0.52           1,767,939.74              0.67
Florida.................         102              4.10           9,927,780.10              3.77
Georgia.................         123              4.95          11,894,931.24              4.52
Idaho...................          12              0.48             984,503.77              0.37
Illinois................         117              4.71          13,618,905.71              5.18
Indiana.................         118              4.75           9,482,080.02              3.61
Iowa....................          11              0.44             848,773.90              0.32
Kansas..................          20              0.80           2,107,684.76              0.80
Kentucky................          38              1.53           3,114,762.45              1.18
Louisiana...............          31              1.25           2,850,624.13              1.08
Maine...................           3              0.12             331,349.70              0.13
Maryland................          88              3.54          11,295,014.57              4.29
Massachusetts...........          36              1.45           4,839,854.79              1.84
Michigan................         166              6.68          15,875,445.82              6.04
Minnesota...............          25              1.01           2,748,539.62              1.05
Mississippi.............          18              0.72           1,415,222.29              0.54
Missouri................          60              2.41           5,536,760.06              2.11
Montana.................           2              0.08             225,055.00              0.09
Nebraska................           8              0.32             666,580.71              0.25
Nevada..................          36              1.45           4,218,664.85              1.60
New Hampshire...........           5              0.20             475,392.14              0.18
New Jersey..............          19              0.76           2,315,153.00              0.88
New Mexico..............           5              0.20             443,322.09              0.17
New York................          22              0.88           3,014,288.99              1.15
North Carolina..........         113              4.55          12,000,665.75              4.56
Ohio....................         224              9.01          20,337,320.10              7.73
Oklahoma................           3              0.12             319,277.00              0.12
Oregon..................          68              2.74           8,211,809.19              3.12
Pennsylvania............          73              2.94           6,100,835.14              2.32
Rhode Island............          24              0.97           2,687,636.12              1.02
South Carolina..........          58              2.33           4,556,284.66              1.73
Tennessee...............          63              2.53           6,214,739.61              2.36
Texas...................         117              4.71          10,609,599.59              4.03
Utah....................          58              2.33           7,426,707.20              2.82
Vermont.................           1              0.04              49,467.85              0.02
Virginia................          66              2.65           7,764,864.80              2.95
Washington..............         115              4.63          15,040,047.73              5.72
West Virginia...........           8              0.32             700,866.33              0.27
Wisconsin...............          17              0.68           1,426,123.27              0.54
Wyoming.................           4              0.16             586,820.00              0.22
                               -----            ------        ---------------            ------
    Total...............       2,486            100.00%       $262,998,692.31            100.00%
                               =====            ======        ===============            ======

              Years of Origination--Group I Adjustable Rate Loans

                                                                    % of Group I
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1997....................           3          $    153,361.61            0.06%
1998....................          74             7,249,633.84            2.76
1999....................       2,409           255,595,696.86           97.19
                               -----          ---------------          ------
    Total...............       2,486          $262,998,692.31          100.00%
                               =====          ===============          ======

     Distribution of Original Loan Amounts--Group I Adjustable Rate Loans

                                                                    % of Group I
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- ---------------------
$ 10,000 to $ 19,999....           5          $     85,659.65            0.03%
$ 20,000 to $ 29,999....          21               540,308.98            0.21
$ 30,000 to $ 39,999....          45             1,569,267.68            0.60
$ 40,000 to $ 49,999....         121             5,395,286.87            2.05
$ 50,000 to $ 59,999....         176             9,736,541.96            3.70
$ 60,000 to $ 69,999....         242            15,733,953.75            5.98
$ 70,000 to $ 79,999....         259            19,388,187.30            7.37
$ 80,000 to $ 89,999....         230            19,382,653.31            7.37
$ 90,000 to $ 99,999....         195            18,490,157.94            7.03
$100,000 to $109,999....         183            19,187,645.31            7.30
$110,000 to $119,999....         168            19,331,711.15            7.35
$120,000 to $129,999....         154            19,152,057.67            7.28
$130,000 to $139,999....         121            16,318,134.18            6.20
$140,000 to $149,999....         131            18,926,420.35            7.20
$150,000 to $159,999....         102            15,777,369.25            6.00
$160,000 to $169,999....          70            11,502,922.04            4.37
$170,000 to $179,999....          57             9,923,269.62            3.77
$180,000 to $189,999....          37             6,779,896.53            2.58
$190,000 to $199,999....          49             9,553,426.82            3.63
$200,000 to $209,999....          36             7,385,724.13            2.81
$210,000 to $219,999....          29             6,219,724.96            2.36
$220,000 to $229,999....          30             6,744,545.42            2.56
$230,000 to $239,999....          22             5,154,091.09            1.96
$240,000 to $250,000....           3               719,736.35            0.27
                               -----          ---------------          ------
    Total...............       2,486          $262,998,692.31          100.00%
                               =====          ===============          ======

               Current Loan Rates--Group I Adjustable Rate Loans

                                                                            % of Group I
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates           as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
 6.01% to  7.00%............            1          $     83,700.00               0.03%
 7.01% to  8.00%............           22             2,810,693.01               1.07
 8.01% to  9.00%............          413            47,754,374.45              18.16
 9.01% to 10.00%............        1,090           117,759,719.29              44.78
10.01% to 11.00%............          719            74,450,545.59              28.31
11.01% to 12.00%............          199            17,514,387.08               6.66
12.01% to 13.00%............           34             2,212,940.93               0.84
13.01% to 14.00%............            6               250,313.70               0.10
14.01% to 15.00%............            2               162,018.26               0.06
                                    -----          ---------------             ------
    Total...................        2,486          $262,998,692.31             100.00%
                                    =====          ===============             ======

          Remaining Months to Maturity--Group I Adjustable Rate Loans

                                                                            % of Group I
Months Remaining to                              Aggregate Principal  Adjustable Rate Loans by
Scheduled Maturity             Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date            as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
 91 to 120..................            1          $     57,909.97               0.02%
151 to 180..................            3               224,689.57               0.09
211 to 240..................            1                42,923.95               0.02
331 to 360..................        2,481           262,673,168.82              99.88
                                    -----          ---------------             ------
    Total...................        2,486          $262,998,692.31             100.00%
                                    =====          ===============             ======

          Combined Loan-to-Value Ratio--Group I Adjustable Rate Loans

                                                                            % of Group I
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
20.01% to  30.00%...........            2          $     83,200.00               0.03%
30.01% to  40.00%...........            4               167,459.22               0.06
40.01% to  50.00%...........           12               751,898.87               0.29
50.01% to  60.00%...........           24             2,006,068.12               0.76
60.01% to  70.00%...........           61             4,382,813.24               1.67
70.01% to  80.00%...........          561            55,289,707.77              21.02
80.01% to  90.00%...........        1,260           132,818,351.89              50.50
90.01% to 100.00%...........          562            67,499,193.20              25.67
                                    -----          ---------------             ------
    Total...................        2,486          $262,998,692.31             100.00%
                                    =====          ===============             ======

         Month of Next Rate Adjustment--Group I Adjustable Rate Loans

                                                                             % of Group I
                                                  Aggregate Principal  Adjustable Rate Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
September 1999..............             1          $     50,000.00               0.02%
October 1999................             1               237,643.20               0.09
November 1999...............             2               197,451.32               0.08
December 1999...............             1                48,349.90               0.02
February 2000...............             3               275,967.05               0.10
March 2000..................             2               127,377.76               0.05
April 2000..................             1               154,901.30               0.06
May 2000....................             2               208,697.04               0.08
June 2000...................             8               724,320.58               0.28
July 2000...................             6               423,437.65               0.16
August 2000.................            11             1,178,746.85               0.45
September 2000..............            17             1,660,140.53               0.63
October 2000................             5               538,075.56               0.20
November 2000...............            11             1,242,303.78               0.47
December 2000...............             7               486,934.06               0.19
January 2001................            12               962,923.37               0.37
February 2001...............            13             1,049,748.31               0.40
March 2001..................            12             1,289,551.71               0.49
April 2001..................            15             1,266,584.89               0.48
May 2001....................            73             7,235,805.98               2.75
June 2001...................           172            18,674,566.02               7.10
July 2001...................           273            29,080,227.83              11.06
August 2001.................           612            65,571,256.05              24.93
September 2001..............           706            74,841,123.27              28.46
October 2001................           370            40,101,357.84              15.25
November 2001...............            50             5,251,378.84               2.00
December 2001...............             6               468,455.08               0.18
January 2002................             1               143,517.59               0.05
March 2002..................             1               206,364.18               0.08
April 2002..................             1                98,822.60               0.04
May 2002....................             2               254,826.63               0.10
June 2002...................             1                36,521.66               0.01
July 2002...................             7               709,521.62               0.27
August 2002.................            27             2,924,116.92               1.11
September 2002..............            38             3,676,412.71               1.40
October 2002................            11             1,020,095.00               0.39
November 2002...............             2               310,650.00               0.12
February 2004...............             2               213,276.07               0.08
June 2004...................             1                57,241.56               0.02
                                     -----          ---------------             ------
    Total...................         2,486          $262,998,692.31             100.00%
                                     =====          ===============             ======

          Distribution of Gross Margin--Group I Adjustable Rate Loans

                                                                       % of Group I
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.500% to 3.749%........           1          $     50,100.00               0.02%
3.750% to 3.999%........           2               257,646.74               0.10
4.000% to 4.249%........           6               631,638.62               0.24
4.250% to 4.499%........           3               181,831.69               0.07
4.500% to 4.749%........          21             1,949,561.83               0.74
4.750% to 4.999%........          21             2,166,026.69               0.82
5.000% to 5.249%........          35             3,063,211.84               1.16
5.250% to 5.499%........          50             5,893,385.62               2.24
5.500% to 5.749%........         164            18,149,766.80               6.90
5.750% to 5.999%........         341            35,321,710.03              13.43
6.000% to 6.249%........         275            31,812,092.22              12.10
6.250% to 6.499%........         272            30,332,012.46              11.53
6.500% to 6.749%........         275            29,935,647.22              11.38
6.750% to 6.999%........         306            34,343,857.01              13.06
7.000% to 7.249%........         224            22,803,680.29               8.67
7.250% to 7.499%........         152            15,431,392.81               5.87
7.500% to 7.749%........         116            11,995,530.57               4.56
7.750% to 7.999%........          70             6,474,464.00               2.46
8.000% to 8.249%........          57             4,704,232.32               1.79
8.250% to 8.499%........          29             2,754,772.45               1.05
8.500% to 8.749%........          27             1,953,030.42               0.74
8.750% to 8.999%........          12             1,130,577.60               0.43
9.000% to 9.249%........          10               538,028.69               0.20
9.250% to 9.499%........           6               359,661.30               0.14
9.500% to 9.749%........           3               136,460.33               0.05
9.750% to 9.999%........           5               345,654.50               0.13
10.500% to 10.749%......           1               164,000.00               0.06
10.750% to 10.999%......           1                50,500.00               0.02
11.750% to 11.999%......           1                68,218.26               0.03
                               -----          ---------------             ------
    Total...............       2,486          $262,998,692.31             100.00%
                               =====          ===============             ======

           Maximum Loan Rates--Group I Adjustable Rate Loans

                                                                   % of Group I
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Maximum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
10.250% to 10.499%......          2        $    201,788.15               0.08%
10.500% to 10.749%......          3             356,499.87               0.14
10.750% to 10.999%......          7             819,727.54               0.31
11.000% to 11.249%......          8             705,895.82               0.27
11.250% to 11.499%......         12           1,369,463.84               0.52
11.500% to 11.749%......         18           1,772,978.64               0.67
11.750% to 11.999%......         67           8,518,766.91               3.24
12.000% to 12.249%......         29           2,812,576.28               1.07
12.250% to 12.499%......         58           6,511,162.69               2.48
12.500% to 12.749%......         35           3,868,398.59               1.47
12.750% to 12.999%......         81           9,450,563.58               3.59
13.000% to 13.249%......         26           2,916,999.31               1.11
13.250% to 13.499%......         39           4,356,855.00               1.66
13.500% to 13.749%......         34           3,556,109.72               1.35
13.750% to 13.999%......         56           6,847,384.52               2.60
14.000% to 14.249%......         17           1,749,582.93               0.67
14.250% to 14.499%......         19           2,081,726.82               0.79
14.500% to 14.749%......         60           5,985,032.23               2.28
14.750% to 14.999%......        185          20,589,567.76               7.83
15.000% to 15.249%......         79           8,080,583.41               3.07
15.250% to 15.499%......        176          19,399,765.87               7.38
15.500% to 15.749%......        179          18,858,650.62               7.17
15.750% to 15.999%......        367          39,796,339.84              15.13
16.000% to 16.249%......        103          11,268,775.11               4.28
16.250% to 16.499%......        184          19,453,288.01               7.40
16.500% to 16.749%......        148          15,429,217.89               5.87
16.750% to 16.999%......        189          18,765,410.09               7.14
17.000% to 17.249%......         59           5,819,949.07               2.21
17.250% to 17.499%......         68           6,514,297.29               2.48
17.500% to 17.749%......         53           4,724,475.81               1.80
17.750% to 17.999%......         50           4,437,941.51               1.69
18.000% to 18.249%......         18           1,681,807.64               0.64
18.250% to 18.499%......         16           1,203,339.16               0.46
18.500% to 18.749%......         18           1,306,466.80               0.50
18.750% to 18.999%......          5             456,901.30               0.17
19.000% to 19.249%......          1             104,000.00               0.04
19.250% to 19.499%......          3             134,775.57               0.05
19.500% to 19.749%......          1              86,000.00               0.03
19.750% to 19.999%......          4             324,697.42               0.12
Greater than 19.999%....          9             680,929.70               0.26
                              -----        ---------------             ------
    Total...............      2,486        $262,998,692.31             100.00%
                              =====        ===============             ======

           Minimum Loan Rates--Group I Adjustable Rate Loans

                         Number of                            % of Group I
                           Loans    Aggregate Principal  Adjustable Rate Loans by
                         as of Cut- Balance Outstanding   Outstanding Principal
Minimum Loan Rates        off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ---------- ------------------- --------------------------
 5.250% to  5.499%......       1      $    100,735.72               0.04%
 5.500% to  5.749%......       1            62,099.85               0.02
 5.750% to  5.999%......       1            99,000.00               0.04
 6.000% to  6.249%......       2           229,388.46               0.09
 6.250% to  6.499%......       2           185,205.08               0.07
 6.500% to  6.749%......       1            51,779.41               0.02
 6.750% to  6.999%......       2           193,398.21               0.07
 7.000% to  7.249%......       5           567,861.78               0.22
 7.250% to  7.499%......       4           479,442.11               0.18
 7.500% to  7.749%......       2           183,270.78               0.07
 7.750% to  7.999%......      17         2,240,625.88               0.85
 8.000% to  8.249%......      11         1,020,584.24               0.39
 8.250% to  8.499%......      25         3,114,693.18               1.18
 8.500% to  8.749%......      68         7,373,832.97               2.80
 8.750% to  8.999%......     290        34,187,441.49              13.00
 9.000% to  9.249%......     104        10,714,125.64               4.07
 9.250% to  9.499%......     253        28,218,107.28              10.73
 9.500% to  9.749%......     249        26,656,037.13              10.14
 9.750% to  9.999%......     470        50,882,208.83              19.35
10.000% to 10.249%......     135        14,328,049.50               5.45
10.250% to 10.499%......     226        23,396,972.78               8.90
10.500% to 10.749%......     170        17,628,524.16               6.70
10.750% to 10.999%......     194        19,785,102.47               7.52
11.000% to 11.249%......      67         6,759,622.27               2.57
11.250% to 11.499%......      56         4,931,906.82               1.88
11.500% to 11.749%......      51         4,044,873.38               1.54
11.750% to 11.999%......      36         2,814,639.80               1.07
12.000% to 12.249%......      12           907,019.52               0.34
12.250% to 12.499%......       9           536,693.78               0.20
12.500% to 12.749%......      10           620,482.22               0.24
12.750% to 12.999%......       4           284,035.46               0.11
13.000% to 13.249%......       2            82,200.00               0.03
13.250% to 13.499%......       1            44,933.24               0.02
13.500% to 13.749%......       2            61,280.61               0.02
13.750% to 13.999%......       1            50,500.00               0.02
14.500% to 14.749%......       1            93,800.00               0.04
14.750% to 14.999%......       1            68,218.26               0.03
                           -----      ---------------             ------
  Total.................   2,486      $262,998,692.31             100.00%
                           =====      ===============             ======

  The tables below show additional characteristics of the group II adjustable rate loans.

              Geographical Distribution of Mortgaged Properties--
                         Group II Adjustable Rate Loans

                                              % of Group II
                                             Adjustable Rate  Aggregate Principal       % of Group II
                                             Loans by Number       Balance        Adjustable Rate Loans by
                          Number of Loans      of Loans as    Outstanding as of    Outstanding Principal
                         as of Cut-off Date  of Cut-off Date     Cut-off Date     Balance as of Cut-off Date
                         ------------------ ----------------- ------------------- --------------------------
Alabama.................          1                0.75%        $   255,100.00                0.69%
Arizona.................          1                0.75             338,213.22                0.91
California..............         39               29.32          11,192,700.95               30.25
Colorado................          8                6.02           2,308,382.09                6.24
Connecticut.............          2                1.50             564,694.55                1.53
Florida.................          2                1.50             489,204.33                1.32
Georgia.................          6                4.51           1,651,751.98                4.46
Idaho...................          1                0.75             323,850.44                0.88
Indiana.................          1                0.75             247,139.75                0.67
Maryland................         14               10.53           3,894,136.01               10.53
Massachusetts...........          5                3.76           1,574,864.85                4.26
Michigan................          2                1.50             543,300.00                1.47
Minnesota...............          1                0.75             255,935.00                0.69
Nevada..................          3                2.26             744,144.17                2.01
New York................          3                2.26             995,249.28                2.69
North Carolina..........          1                0.75             275,825.79                0.75
Ohio....................          2                1.50             577,646.89                1.56
Oregon..................          2                1.50             609,011.52                1.65
Pennsylvania............          4                3.01           1,143,807.55                3.09
South Carolina..........          2                1.50             512,067.81                1.38
Tennessee...............          2                1.50             521,792.38                1.41
Texas...................          5                3.76           1,381,158.61                3.73
Utah....................          3                2.26             757,904.15                2.05
Virginia................         13                9.77           3,639,691.18                9.84
Washington..............          9                6.77           1,957,120.04                5.29
Wisconsin...............          1                0.75             242,100.00                0.65
                                ---              ------         --------------              ------
    Total...............        133              100.00%        $36,996,792.54              100.00%
                                ===              ======         ==============              ======

             Years of Origination--Group II Adjustable Rate Loans

                                                                           % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
                          Number of Loans      Balance Outstanding      Outstanding Principal
Year of Origination      as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
-------------------      ------------------    -------------------    --------------------------
1998....................          4              $ 1,086,642.71                 2.94%
1999....................        129               35,910,149.83                97.06
                                ---              --------------               ------
    Total...............        133              $36,996,792.54               100.00%
                                ===              ==============               ======

     Distribution of Original Loan Amounts--Group II Adjustable Rate Loans

                                                                           % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
  Original Loan Amount    Number of Loans      Balance Outstanding      Outstanding Principal
      (in Dollars)       as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
  --------------------   ------------------    -------------------    --------------------------
 $60,000 to  $69,999....          1              $    60,715.95                0.16%
 $80,000 to  $89,999....          1                   82,752.36                0.22
 $90,000 to  $99,999....          1                   97,552.00                0.26
$220,000 to $229,999....          1                  227,069.29                0.61
$240,000 to $249,999....         27                6,624,518.92               17.91
$250,000 to $259,999....         16                4,067,895.09               11.00
$260,000 to $269,999....         14                3,696,672.57                9.99
$270,000 to $279,999....         16                4,384,373.29               11.85
$280,000 to $289,999....         13                3,704,143.97               10.01
$290,000 to $299,999....         11                3,238,757.97                8.75
Greater than $299,999...         32               10,812,341.13               29.23
                                ---              --------------              ------
    Total...............        133              $36,996,792.54              100.00%
                                ===              ==============              ======

              Current Loan Rates--Group II Adjustable Rate Loans

                                                                            % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
                          Number of Loans      Balance Outstanding      Outstanding Principal
Range of Loan Rates      as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
-------------------      ------------------    -------------------    --------------------------
 7.01% to  8.00%........          5              $ 1,508,615.85                  4.08%
 8.01% to  9.00%........         33                8,885,446.93                 24.02
 9.01% to 10.00%........         66               18,531,322.87                 50.09
10.01% to 11.00%........         24                6,780,828.67                 18.33
11.01% to 12.00%........          4                1,018,364.85                  2.75
13.01% to 14.00%........          1                  272,213.37                  0.74
                                ---              --------------                ------
    Total...............        133              $36,996,792.54                100.00%
                                ===              ==============                ======

         Remaining Months to Maturity--Group II Adjustable Rate Loans

                                                                           % of Group II
  Months Remaining to                          Aggregate Principal     Adjustable Rate Loans by
   Scheduled Maturity     Number of Loans      Balance Outstanding      Outstanding Principal
   as of Cut-off Date    as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
  -------------------    ------------------    -------------------    --------------------------
331 to 360..............        133               $36,996,792.54              100.00%
                                ---               --------------              ------
    Total...............        133               $36,996,792.54              100.00%
                                ===               ==============              ======

      Combined Loan-to-Value Ratio--Group II Adjustable Rate Loans

                                                                          % of Group II
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
50.01% to  60.00%...........           1           $   280,000.00                0.76%
60.01% to  70.00%...........           3               833,070.37                2.25
70.01% to  80.00%...........          33             8,753,005.45               23.66
80.01% to  90.00%...........          64            18,315,487.48               49.51
90.01% to 100.00%...........          32             8,815,229.24               23.83
                                     ---           --------------              ------
    Total...................         133           $36,996,792.54              100.00%
                                     ===           ==============              ======

     Month of Next Rate Adjustment--Group II Adjustable Rate Loans

                                                                            % of Group II
                                                  Aggregate Principal   Adjustable Rate Loans
                                Number of Loans   Balance Outstanding  by Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
March 2000..................            1           $   354,000.00                0.96%
April 2000..................            1               270,334.70                0.73
August 2000.................            1               301,337.55                0.81
September 2000..............            1               272,213.37                0.74
November 2000...............            1               242,757.09                0.66
March 2001..................            1               338,815.53                0.92
April 2001..................            1               250,738.42                0.68
May 2001....................            2               532,688.39                1.44
June 2001...................            8             2,274,495.24                6.15
July 2001...................           17             4,855,051.42               13.12
August 2001.................           41            11,742,975.76               31.74
September 2001..............           24             6,915,072.75               18.69
October 2001................           28             7,121,501.98               19.25
November 2001...............            3               765,340.00                2.07
July 2002...................            1               246,170.34                0.67
October 2002................            1               242,100.00                0.65
November 2002...............            1               271,200.00                0.73
                                      ---           --------------              ------
    Total...................          133           $36,996,792.54              100.00%
                                      ===           ==============              ======

      Distribution of Gross Margin--Group II Adjustable Rate Loans

                                                                      % of Group II
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
4.750% to 4.999%........          1           $   337,500.00                0.91%
5.000% to 5.249%........          1               387,600.00                1.05
5.250% to 5.499%........          2               520,200.00                1.41
5.500% to 5.749%........         18             5,030,818.38               13.60
5.750% to 5.999%........         20             5,422,919.83               14.66
6.000% to 6.249%........         17             4,556,857.69               12.32
6.250% to 6.499%........         25             6,862,207.46               18.55
6.500% to 6.749%........         11             3,281,406.83                8.87
6.750% to 6.999%........         20             5,731,750.08               15.49
7.000% to 7.249%........          6             1,603,325.37                4.33
7.250% to 7.499%........          5             1,420,042.38                3.84
7.750% to 7.999%........          3               791,616.45                2.14
8.000% to 8.249%........          1               252,000.00                0.68
8.250% to 8.499%........          2               542,548.07                1.47
8.750% to 8.999%........          1               256,000.00                0.69
                                ---           --------------              ------
    Total...............        133           $36,996,792.54              100.00%
                                ===           ==============              ======

               Maximum Loan Rates--Group II Adjustable Rate Loans

                                                                  % of Group II
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Maximum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
10.750% to 10.999%......         1         $   328,168.22                0.89%
11.000% to 11.249%......         2             609,504.38                1.65
11.250% to 11.499%......         2             577,464.29                1.56
11.500% to 11.749%......         1             293,426.66                0.79
11.750% to 11.999%......         9           2,019,447.01                5.46
12.250% to 12.499%......         4           1,213,539.84                3.28
12.500% to 12.749%......         8           1,975,693.83                5.34
12.750% to 12.999%......         5           1,419,592.03                3.84
13.000% to 13.249%......         1             257,180.86                0.70
13.250% to 13.499%......         2             571,301.10                1.54
13.500% to 13.749%......         1             245,290.00                0.66
13.750% to 13.999%......         1             243,200.00                0.66
14.250% to 14.499%......         1             275,825.79                0.75
14.500% to 14.749%......         5           1,466,153.46                3.96
14.750% to 14.999%......        16           4,563,720.34               12.34
15.000% to 15.249%......         2             503,228.44                1.36
15.250% to 15.499%......         7           1,955,792.62                5.29
15.500% to 15.749%......         5           1,456,605.40                3.94
15.750% to 15.999%......        18           5,262,907.70               14.23
16.000% to 16.249%......         3             903,213.59                2.44
16.250% to 16.499%......        15           4,284,816.56               11.58
16.500% to 16.749%......         6           1,681,398.84                4.54
16.750% to 16.999%......        12           3,205,395.84                8.66
17.250% to 17.499%......         2             625,347.52                1.69
17.500% to 17.749%......         3             786,364.85                2.13
19.500% to 19.749%......         1             272,213.37                0.74
                               ---         --------------              ------
    Total...............       133         $36,996,792.54              100.00%
                               ===         ==============              ======

               Minimum Loan Rates--Group II Adjustable Rate Loans

                         Number of                          % of Group II
                           Loans    Aggregate Principal  Adjustable Rate Loans by
                         as of Cut- Balance Outstanding   Outstanding Principal
Minimum Loan Rates        off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ---------- ------------------- -------------------------- ---
 7.750% to  7.999%......      5       $ 1,508,615.85                4.08%
 8.000% to  8.249%......      1           355,532.68                0.96
 8.250% to  8.499%......      2           607,119.74                1.64
 8.500% to  8.749%......      5         1,515,580.12                4.10
 8.750% to  8.999%......     24         6,150,854.50               16.63
 9.000% to  9.249%......      5         1,406,442.03                3.80
 9.250% to  9.499%......     18         5,234,590.31               14.15
 9.500% to  9.749%......     16         4,189,620.93               11.32
 9.750% to  9.999%......     28         7,957,029.49               21.51
10.000% to 10.249%......      1           257,180.86                0.70
10.250% to 10.499%......     12         3,492,375.55                9.44
10.500% to 10.749%......      6         1,687,338.84                4.56
10.750% to 10.999%......      5         1,343,933.42                3.63
11.250% to 11.499%......      1           252,000.00                0.68
11.500% to 11.749%......      3           766,364.85                2.07
13.000% to 13.249%......      1           272,213.37                0.74
                            ---       --------------              ------
  Total.................    133       $36,996,792.54              100.00%
                            ===       ==============              ======

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